EXHIBIT 10.50d


                     SIXTH AMENDMENT TO THE CREDIT AGREEMENT

          This Amendment is made and entered into as of the 16th day of December, 2003, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, successor to First Security Bank ("Bank"), and AMERICAN ECOLOGY CORPORATION, a Delaware corporation ("Borrower").

                                 R E C I T A L S

          A. Borrower and Bank entered into a Credit Agreement, dated as of August 17, 2000 (as amended, modified, or supplemented from time to time, the "Credit Agreement").

          B. Borrower has asked Bank to amend the Credit Agreement to adjust the commitment amount and extend the maturity date.

          C. Bank is willing to amend the Credit Agreement upon the terms and conditions of this Amendment.


                                A M E N D M E N T

          NOW, THEREFORE, the parties agree as follows.

          DEFINITIONS.

          Except as specifically defined otherwise in this Amendment, all of the terms herein shall have the same meaning as contained in the Credit Agreement.

          AMENDMENTS.

               AMENDMENTS TO ARTICLE 1 - DEFINITIONS.

                    THE DEFINITION OF "COMMITMENT  AMOUNT" IN SECTION 1.1 OF THE
                    ------------------------------------------------------------
CREDIT  AGREEMENT  IS  AMENDED  TO  INCREASE  THE AMOUNT TO $8,000,000 AND SHALL
--------------------------------------------------------------------------------
PROVIDE  IN  ITS  ENTIRETY  AS  FOLLOWS:
----------------------------------------

          "COMMITMENT AMOUNT" means Eight Million Dollars ($8,000,000), less the aggregate stated amount of all Letters of Credit then outstanding and available for drawing, and the aggregate amount of unreimbursed drawings on Letters of Credit.

                    THE  DEFINITION  OF  "MATURITY  DATE" IN  SECTION 1.1 OF THE
                    ------------------------------------------------------------
CREDIT  AGREEMENT  IS  AMENDED  TO  EXTEND  THE DATE TO JUNE 15, 2005, AND SHALL
--------------------------------------------------------------------------------
PROVIDE  IN  ITS  ENTIRETY  AS  FOLLOWS:
----------------------------------------

          "MATURITY DATE" means June 15, 2005, or such other date as Bank and Borrower may agree upon in writing from time to time.


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          CONDITIONS PRECEDENT.

          As conditions precedent to Bank's obligation to extend the financial accommodations provided for in this Amendment, Borrower shall execute and deliver, or cause to be executed and delivered, to Bank, in form and substance satisfactory to Bank and its counsel, the following:

               REVOLVING NOTE.

          The new Revolving Note required by this Amendment in substantially the form attached as Exhibit 1, duly executed by Borrower.

               EVIDENCE OF ALL CORPORATE ACTION BY BORROWER.

               Certified copies of all corporate action taken by Borrower authorizing its execution and delivery of this Amendment and each other document to be delivered pursuant to this Amendment and its performance of its agreements thereunder.

               CERTIFICATES OF EXISTENCE.

               Certificates of good standing or existence that Bank may reasonably require showing that Borrower is in good standing under the laws of the state of its incorporation.

               PUBLIC RECORD SEARCHES.

               Uniform Commercial Code financing statement searches, federal and state income tax lien searches, judgment or litigation searches, or other similar searches that Bank may reasonably require and in such form as Bank may reasonably require.

               PAYMENT OF LOAN AMENDMENT FEE.

               Payment of the Loan Amendment Fee as required by Section 4 of this Amendment.

               ADDITIONAL DOCUMENTATION.

               Such other approvals, opinions, or documents as Bank may reasonably request.

          LOAN AMENDMENT FEE.

          Upon the execution of this Amendment, Borrower shall pay Bank a loan amendment fee of Eighteen Thousand Dollars ($18,000). The fee shall represent an unconditional payment to Bank in consideration of Bank's agreement to extend financial accommodations to Borrower pursuant to this Amendment.

          REAFFIRMATION OF LOAN DOCUMENTS.

          Borrower acknowledges and reaffirms all existing security agreements, financing statements, and any other documents executed in connection with the Credit Agreement. Borrower further acknowledges and agrees that the Obligations shall be secured by all collateral to be granted by Borrower to secure a proposed term loan from Bank to Borrower.

          BORROWER'S COVENANTS, REPRESENTATIONS, AND WARRANTIES.

          In order to induce Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower acknowledges and reaffirms as true, correct, and complete in all material respects on and as of the date of this Amendment all covenants, representations, and warranties made by Borrower in the Credit Agreement and the other Loan Documents to the same extent as though made on and as of the date of execution of this Amendment. Borrower represents and warrants that the execution, delivery, and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action. Borrower further represents and warrants that there are no Events of Default or facts which constitute, or with the passage of time and


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without  change  will  constitute, an Event of Default under the Loan Documents.
Borrower further represents that there has been no material adverse change in Borrower's business or financial condition from that reflected in the most recent of Borrower's financial statements that have been delivered to Bank. Borrower further represents and warrants that Borrower has no claims or causes of action of any kind whatsoever against Bank or any of Bank's present or former employees, officers, directors, attorneys, or agents of any kind in their capacity as such (collectively, the "Released Parties") and further, that the Released Parties have performed all of the respective obligations under the Credit Agreement and other Loan Documents and have complied with all provisions therein set forth. Borrower acknowledges that as of December 11th, 2003, the outstanding principal balance of the Revolving Loans is $0.00, and the aggregate stated amount of all Letters of Credit outstanding and available for drawing is $3,508,262.

          COURSE OF DEALING.

          No course of dealing heretofore or hereafter between Borrower and Bank, or any failure or delay on the part of Bank in exercising any rights or remedies under the Credit Agreement or existing by law shall operate as a waiver of any right or remedy of Bank with respect to said indebtedness, and no single or partial exercise of any right or remedy hereunder shall operate as a waiver or preclusion to the exercise of any other rights or remedies Bank may have in regard to said indebtedness.

          GOVERNING LAW.

          This Amendment is made in the State of Idaho, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, this Amendment and the Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the State of Idaho applicable to contracts made and performed in such state and any applicable law of the United States of America. Each party hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than the State of Idaho governs this Amendment and the Loan Documents.

          COSTS AND EXPENSES.

          Borrower shall pay on demand by Bank all Bank Expenses incurred by Bank in connection with the preparation, execution, delivery, filing, recording, and administration of this Amendment or any of the documents contemplated hereby, including, without limitation, the reasonable fees and out of pocket expenses of counsel for Bank with respect to this Amendment and the documents and transactions contemplated hereby.

          ENTIRE AGREEMENT.

          The Credit Agreement as amended by this Amendment together with the other Loan Documents supersedes all prior negotiations, understandings, and agreements between the parties, whether oral or written, and all such negotiations, understandings, and agreements are evidenced by the terms of the Loan Documents. The Credit Agreement may not be further altered or amended in any manner except by a writing signed by Bank and Borrower.

          EFFECTS OF THIS AMENDMENT.

          This Amendment shall be binding and deemed effective when it is executed by Borrower, accepted and executed by Bank, and all conditions precedent set forth in Section 3 have been fulfilled. All terms, covenants and conditions of the Credit Agreement that have not been modified, amended, or otherwise changed by this Amendment are reaffirmed and remain in full force and effect.

          COUNTERPARTS.

          This Amendment may be executed in counterparts and may be delivered by facsimile transmission. Each such counterpart shall constitute an original, but all such counterparts shall constitute but one Amendment.

          IN WITNESS WHEREOF, Borrower has executed this Amendment as of the date first written above.


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                                               BORROWER:

                                               AMERICAN ECOLOGY CORPORATION

                                               By /S/ James R. Baumgardner
                                                  ------------------------
                                                  James R. Baumgardner
                                                  Sr. Vice President and CFO




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                               GUARANTOR'S CONSENT

          Each Guarantor consents to, acknowledges, and accepts the forgoing Amendment. Each Guarantor affirms and ratifies its Continuing and Unconditional Guaranty made by Guarantor for the benefit of Bank (the "Guaranty"), and confirms that the Guaranty remains in full force and effect and binding upon the Guarantor without any setoffs, defenses, or counterclaims of any kind whatsoever. Each Guarantor also acknowledges and reaffirms all existing security agreements, financing statements, and any other documents the Guarantor executed in connection with the Guaranty or the Credit Agreement.

          Dated as of December 16th, 2003.

                                           GRANTORS:

                                           AMERICAN ECOLOGY SERVICES CORPORATION


                                           By /S/ James R. Baumgardner
                                              James R. Baumgardner
                                              Sr. Vice President and CFO

                                           GUARANTORS:

                                           AMERICAN ECOLOGY SERVICES CORPORATION


                                           By /S/ James R. Baumgardner
                                              James R. Baumgardner
                                              Sr. Vice President and CFO

                                           AMERICAN ECOLOGY MANAGEMENT
                                           CORPORATION


                                           By /S/ James R. Baumgardner
                                              ------------------------
                                              James R. Baumgardner
                                              Vice President and Treasurer

                                           TEXAS ECOLOGISTS, INC


                                           By /S/ James R. Baumgardner
                                              ------------------------
                                              James R. Baumgardner
                                              Vice President and Treasurer




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                                           AMERICAN ECOLOGY RECYCLE CENTER, INC.


                                           By /S/ James R. Baumgardner
                                              ------------------------
                                              James R. Baumgardner
                                              Vice President and Treasurer

                                           AMERICAN ECOLOGY ENVIRONMENTAL
                                           SERVICES CORPORATION


                                           By /S/ James R. Baumgardner
                                              ------------------------
                                              James R. Baumgardner
                                              Vice President and Treasurer

                                           US ECOLOGY, INC.


                                           By /S/ James R. Baumgardner
                                              ------------------------
                                              James R. Baumgardner
                                              Vice President and Treasurer

                                           US ECOLOGY IDAHO, INC.


                                           By /S/ James R. Baumgardner
                                              ------------------------
                                              James R. Baumgardner
                                              Vice President and Treasurer


                                BANK'S ACCEPTANCE

          Accepted and effective as of the 16th day of December, 2003, in the State of Idaho.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By /S/ Brian W. Cook
                                             -----------------
                                             Brian W. Cook, Vice President




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                                    EXHIBIT 1

                             FORM OF REVOLVING NOTE

                                  SEE ATTACHED



                                 REVOLVING NOTE

BORROWER: AMERICAN ECOLOGY CORPORATION DECEMBER 16TH, 2003
BOISE, IDAHO

ADDRESS: 805 W. IDAHO, SUITE 200
BOISE, IDAHO 83702

PRINCIPAL AMOUNT: EIGHT MILLION DOLLARS ($8,000,000)

               FOR VALUE RECEIVED, AMERICAN ECOLOGY CORPORATION, a Delaware corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") the total principal amount outstanding on this note (the "Note") together with interest thereon as stated below, in lawful money of the United States of America.

               This Note is executed pursuant to and is the Revolving Note referred to in that certain Credit Agreement, dated August 17, 2000, between Borrower and Bank (as amended, modified, or supplemented from time to time, the "Credit Agreement"). Capitalized terms used but not defined in this Note shall have the same definitions as are ascribed to such terms in the Credit Agreement. This Note is governed by the provisions of the Credit Agreement.

               This Note is a revolving promissory note and evidences a revolving line of credit not to exceed the maximum principal amount stated above at any one time. The amount outstanding on this Note at any specific time shall be the total amount advanced by Bank less the amount of principal payments made from time to time, plus any interest due and payable.

               Borrower agrees that any and all advances made hereunder shall be for Borrower's benefit, whether or not said advances are deposited to Borrower's account. Advances may be made at the request of those persons so identified in the Credit Agreement and such persons are hereby authorized to request advances and to direct the disposition of any such advances in the manner provided in the Credit Agreement until written notice of revocation of this authority is received by Bank from Borrower.

               The outstanding unpaid balance of this Note shall bear interest at a fluctuating per annum rate as set forth in the Credit Agreement. This Note shall be repaid in the manner set forth in the Credit Agreement.

               This Note is secured, in part, by a Security Agreement covering accounts and other collateral as provided therein and in the Credit Agreement.

               This Note is made in the state of Idaho, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, this Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the state of Idaho applicable to contracts made and performed in such state and any applicable law of the United States of America. Each party hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than the state of Idaho governs this Note. All disputes, controversies, or claims arising out of, or in connection with, this Note shall be litigated in any court of competent jurisdiction within the state of Idaho. Each party hereby accepts jurisdiction of such state and agrees to accept


REVOLOVING NOTE - 1
121103


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service of process as if it were personally served within such state. Each party irrevocably waives, to the fullest extent permitted by law, any objection that the party may now or hereafter have to the jurisdiction of the courts of such state and any claim that any such litigation brought in any such court has been brought in an inconvenient forum.

               Except as expressly provided in the Credit Agreement, the makers, sureties, guarantors and endorsers of this Note jointly and severally waive presentment for payment, protest, notice of protest and notice of nonpayment of this Note, and consent that this Note or any payment due under this Note may be extended or renewed without demand or notice, and further consent to the release of any collateral or part thereof, with or without substitution.


                                           AMERICAN ECOLOGY CORPORATION


                                           By /S/ James R. Baumgardner
                                              James R. Baumgardner
                                              Sr. Vice President and CFO



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